UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 31, 2010

WLG INC.
(Exact name of registrant as specified in its charter)

Delaware	333-113564	20-0262555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 East Algonquin Road
Suite 120
Schaumburg, IL 60173 USA
(Address of Principal Executive Offices/Zip Code)

(224) 653-2800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (  see   General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           David Koontz, WLG Inc.’s (the “Company”) Chief Financial Officer and a former director informed the Company’s board of directors that he was resigning as the Company’s Chief Financial Officer effective August 31, 2010.  Mr. Koontz will remain available to the Company on an ongoing basis should his services be required.  The Company has agreed to continue to pay Mr. Koontz his salary, car allowance of $750 per month and his health insurance premiums of $500 per month until August 2011. The Company will also reimburse him for all outstanding expenses as of August 31, 2010. Should Mr. Koontz’ services be required in the future the Company will reimburse him for out of pocket expenses as may be incurred.

(c)           Effective September 1, 2010, Ed Pawelko, the Chief Executive Officer of WLG USA, LLC, will become the Company’s Chief Financial Officer.  There are no understandings or arrangements between Mr. Pawelko and any other person pursuant to which Mr. Pawelko was selected as an executive officer of the Company. Mr. Pawelko does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Mr. Pawelko, age 48, joined the Company in March 2008 as Chief Financial Officer of World Commerce Services, LLC (d/b/a WLG USA, LLC) working out of the US headquarters based in Chicago. He served in that position until December 1, 2009, when he was promoted to be the Chief Executive Officer of WLG USA, LLC.  Mr. Pawelko began his professional career in August 1987 with Meggitt Piher, a manufacturer and distributor of electronic components, where he served in a variety of financial positions culminating as the company's Treasurer.  Subsequently, commencing in April 2001, he worked for Marconi Data Systems as Group Controller before joining Reilly International, an international freight forwarder and Customs broker, as its Chief Financial Officer in April 2002.  Mr. Pawelko received his MBA with a concentration in Accounting (honors) from the Keller Graduate School of Management in June 1997 and a BA from the University of Illinois in June 1984.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WLG INC.

Date: September 2, 2010	By:	/s/ Edmund Pawelko
Name: Edmund Pawelko Title: Chief Financial Officer